Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent Events

29. Subsequent events

On May 13, 2024, the Company and True Silver Limited  (the “Seller”), Chutian Financial Holdings (Hong Kong) Limited (“Target”) and Jianneng Holdings Limited, a British Virgin Islands company which is not affiliate of the Company of any of its directors or officers (the “Purchaser”) entered into certain share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase the Target in exchange for nominal cash consideration of US$1. Upon the closing of the transaction (the “Disposition”) contemplated by the Disposition SPA, the Purchaser will become the sole shareholder of the Target and as a result, assume all assets and liabilities of the Target and subsidiaries owned or controlled by the Target. The gains of RMB 71.7 million that is net of consideration to be expected.